SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

               Information Statement Pursuant to Section 14(c) of
                       the Securities Exchange Act of 1934


Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[_] Preliminary Information Statement

[_] Confidential, for use of the Commission (only as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement


                                  eLinear, Inc.
                                  -------------
                (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ] Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.
     3)   Filing Party:
     4)   Date Filed:

                              INFORMATION STATEMENT
                              RELATING TO NOTICE OF
                   WRITTEN CONSENT OF STOCKHOLDERS IN LIEU OF
                        A SPECIAL MEETING OF STOCKHOLDERS

                                _________________

                                  ELINEAR, INC.
                2901 WEST SAM HOUSTON PARKWAY NORTH, SUITE E-300
                              HOUSTON, TEXAS 77043

                                _________________

                                October 20, 2004
                                _________________


To Our Stockholders:

     The purpose of this Notice is to inform you that the stockholders owning 12,661,979 shares, or 61% of the outstanding shares of the common stock, par value $0.02 ("Common Stock") of eLinear, Inc. ("eLinear") have taken the following action by written consent:

     1.   Election  of  Directors.  To  elect  five  directors to the Board of
          ------------------------
          Directors.

     2.   Approval  of  2004  Stock  Option  Plan.  To  approve our 2004 Stock
          ----------------------------------------
          Option Plan.

     3.   Ratification  of  Auditors.  To  ratify  the  selection  of  Lopez,
          ---------------------------
          Blevins, Bork and Associates LLP as our independent accountants for the fiscal year ending December 31, 2004.

     The record date for the determination of shareholders entitled to vote on the preceding amendments was October 14, 2004.

     Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on November 10, 2004.

     We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons.

      WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of stockholders satisfies any applicable stockholder voting requirement of the Delaware law, our Articles of Incorporation and Bylaws, we are not asking for a proxy and you are not requested to send one.

     The accompanying Information Statement is for information purposes only. Please read the accompanying Information Statement carefully.

                                   By Order of the Board of Directors,
                                   //s//    Tommy Allen

                                   Tommy Allen, Secretary

     PLEASE NOTE THAT YOU ARE NOT BEING ASKED TO SEND A PROXY, AND YOU ARE REQUESTED NOT TO SEND ONE.

                   INFORMATION STATEMENT AND NOTICE OF ACTIONS
                            TAKEN BY WRITTEN CONSENT
                               OF THE STOCKHOLDERS

                                _________________

                                October 20, 2004
                                _________________

                                  INTRODUCTION

     This Information Statement is being mailed on or about October 20, 2004 to all stockholders of record of eLinear, Inc., a Delaware corporation ("eLinear" or the "Company"). It is being furnished in connection with the following actions, which were approved by the unanimous consent of our board of directors' and the written consent of shareholders owning in excess of 60% of the outstanding shares of Company common stock ("Common Stock"):

     1.   Election  of  Directors.  To  elect  five  directors to the Board of
          ------------------------
          Directors.

     2.   Approval  of  2004  Stock  Option  Plan.  To  approve our 2004 Stock
          ----------------------------------------
          Option Plan.

     3.   Ratification  of  Auditors.  To  ratify  the  selection  of  Lopez,
          ---------------------------
          Blevins, Bork and Associates LLP as our independent accountants for the fiscal year ending December 31, 2004.

     The board of directors approved these actions and recommended to the shareholders that they approve the actions. The shareholders approved these actions pursuant to a written consent to action dated October 14, 2004.

     The record date established by the board of directors for purposes of determining the number of outstanding shares of voting capital stock was October 14, 2004 (the "Record Date"). As of the Record Date, there were 20,788,267 shares of Common Stock issued and outstanding. The Common Stock constitutes the only outstanding class of voting securities. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

     Under Delaware law, our articles of incorporation and our bylaws, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of shareholders having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to Delaware law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to approve the above listed items.

     In order to eliminate the costs and management time involved in holding a special meeting, the board of directors voted to utilize the written consent of our shareholders.

     Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the amendments may not be effected until at least twenty (20) calendar days after this Information Statement is sent or given to our stockholders. This Information Statement has first been sent to the shareholders on or about October 20, 2004.

      A copy of the 2004 Stock Option Plan is attached to this document as Exhibit A.

               SECURITY OWNERSHIP OF CERTAIN OWNERS AND MANAGEMENT

     The following table sets forth the Common Stock ownership information as of October 14, 2004, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of our Common Stock, (ii) each of our directors, (iii) each named executive officer and (iv) all directors and executive officers of the Company as a group. This information as to beneficial ownership was furnished to eLinear by or on behalf of each person named.

     To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals listed is 2901 West Sam Houston Parkway North, Suite E-300, Houston, Texas 77043.

NAME AND ADDRESS OF                          NUMBER OF SHARES       PERCENTAGE OF
BENEFICIAL OWNER                            BENEFICIALLY OWNED   OUTSTANDING SHARES
------------------------------------------------------------------------------------

Kevan M. Casey, CEO and Chairman of               6,430,989 (1)                30.8
  the Board
Tommy Allen, Secretary and Vice                   6,430,990 (2)                30.8
  Chairman of the Board
J. Leonard Ivins, Director                          490,822 (3)                 2.3%
Carl A. Chase, Director                             128,891 (4)         Less than 1%
Ryan Cravey, Director (5)                                --                      --
All Executive Officers and Directors as a
  group (7 persons)                              13,481,692 (6)                63.1%


     ______________________
(1) Includes options to purchase 100,000 shares of common stock at an exercise price of $0.50 per share expiring April 16, 2007. Includes 6,210,370 shares held by Mr. Casey's wife.
(2) Includes options to purchase 100,000 shares of common stock at an exercise price of $0.50 per share expiring April 16, 2007. Includes 6,210,371 shares held by Mr. Allen's wife.
(3) Includes options to purchase 490,000 shares of common stock at exercise prices ranging from $0.50 to $3.00 per share expiring from March 31, 2008 to December 29, 2010. Mr. Ivins' business address is 2036 Brentwood Drive, Houston, Texas 77019.
(4) Includes options to purchase 128,891 shares of common stock at an exercise price of $0.50 per share expiring April 16, 2007. Mr. Chase's business address is 1117 Herkimer Street, Houston, Texas 77008.
(5) Mr. Cravey's business address is 9542 Bending Willow Lane, Houston, Texas 77064.
(6)  Includes options to purchase 818,891 shares of common stock.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the SEC. Based solely on the reports received by the Company and on written representations from certain reporting persons, we believe that the directors, executive officers and greater than ten percent beneficial owners have complied with all applicable filing requirements, except for Mr. Ivins, who did not timely file two Form 4's reporting two transactions, which Form 4's were filed in April 2003.

                              ELECTION OF DIRECTORS
                               (RESOLUTION NO. 1)

     Five directors have been elected (constituting the entire Board of Directors). In accordance with our bylaws, the elected directors will serve until their successors are duly elected and qualified.

BOARD DIRECTORS
---------------

     NAME              AGE  POSITION
     ----              ---  --------

     Kevan M. Casey     32  Chief Executive Officer and Director
     Tommy Allen        40  Secretary and Director
     J. Leonard Ivins   68  Director
     Carl A. Chase      55  Director
     Ryan Cravey        32  Director

     Kevan M. Casey has served as our president since April 16, 2003, and as a director since May 2003. He and Mr. Allen founded NetView Technologies, Inc. in December 2001 and Mr. Casey served as its president from its inception. In 1998, Mr. Casey founded United Computing Group and United Consulting Group, a value-added retailer and an information technology consulting firm, where he served as president and chief executive officer. In December 1999, United Computing Group and United Consulting Group were acquired by ClearWorks.net, Inc., and Mr. Casey continued as president until December 2001. Mr. Casey is a director of Unicorp, Inc.

     Tommy Allen served as our senior vice president and as a director of the company since April 16, 2003, and became our president in June 2003. Mr. Allen and Mr. Casey founded NetView Technologies, Inc. in December 2001 and Mr. Allen served as its secretary and treasurer from its inception. From July 1999 to December 2001, Mr. Allen served as vice president for United Computing Group and United Consulting Group, a value-added reseller and an information technology consulting firm. In December 1999, United Computing Group and United Consulting Group were acquired by ClearWorks.net, Inc., and Mr. Allen continued as vice president until December 2001.

     J. Leonard Ivins has served as our director since November 2000. Mr. Ivins also serves as chairman of our compensation committee and as a member of our audit committee. Since 1995, he has been a private investor. Previously, Mr. Ivins was a founder and co-owner of a privately held company that was an FDIC and RTC contractor. From 1979 to 1981, Mr. Ivins was a turnaround and workout consultant to small, publicly held oil and gas companies. From 1970 to 1975, Mr. Ivins was president of The Woodlands Development Corporation and a director of Mitchell Energy and Development Corp.

     Carl A. Chase has served as our director since April 16, 2003. Mr. Chase also serves as chairman of our audit committee and as a member of our compensation committee. Since April 2001, Mr. Chase has served as senior vice president - budgets & controls for Rockport Healthcare Group, Inc., a preferred provider organization for work-related injuries and illnesses. Prior to joining Rockport, Mr. Chase was an independent consultant to Rockport from June 2000. From August 1999 to May 2000, Mr. Chase was chief financial officer of ClearWorks.net, Inc. Mr. Chase also served as chief financial officer of Bannon Energy Incorporated, an independent oil and gas company, from December 1992 to August 1999. Mr. Chase is a director of Unicorp, Inc.

     Ryan Cravey has served as our director since March 5, 2004. Mr. Cravey also serves as a member of our audit committee. Since April 1, 2002, Mr. Cravey has been the owner of IQUEST Networking Solutions, a privately held IT consulting company for the small to medium business market in Houston, Texas. Prior to forming IQUEST, Mr. Cravey was operations manager for United Computing Group, a value-added reseller of computer hardware and software, from October 1998 to March 31 2002, where he managed sales accounts and the purchasing, receiving and shipping of over $24 million in product.

BOARD COMPOSITION

     Our board of directors currently consists of five members. The Board held 18 meetings during 2003 and 9 meetings during the current fiscal year and each Board member attended at least 75% or more of the Board meetings held. The Board of Directors has established an audit and compensation committee, but has not established a nominating committee, as such function is provided by the Board. Due to the small size of the Board, the members of the Board believe they can efficiently handle the responsibilities normally delegated to a nominating committee. The Board has not adopted a charter or any policy or procedure to govern the nominee election process, doesn't have a policy with regard to the consideration of any director candidate by security holders (but would consider any candidate so recommended), nor does it have any arrangement with any third party with respect to evaluating or assisting in identifying potential nominees. The Board of Directors intends to establish a nominating committee in the near future and to adopt a charter addressing these concerns and other applicable governance policies and procedures.

DIRECTOR INDEPENDENCE

     The Board of Directors has determined that each of Messrs. Chase and Cravey are independent directors as defined in the listing standards of the American Stock Exchange and that Mr. Ivins will be deemed independent at the end of this current fiscal year. As part of its analysis, the Board of Directors determined that none of Messrs. Chase or Cravey has a direct or indirect material relationship with the Company that would interfere with the exercise of independent judgment.

BOARD COMMITTEES

     The composition and responsibilities of the audit and compensation committee are described below.

     AUDIT COMMITTEE

     Our audit committee, pursuant to its charter, oversees our corporate accounting and financial reporting process. Among other duties, it:

     - evaluates our independent auditors' qualifications, independence and performance;
     -    determines  the  engagement  of  the  independent  auditors;
     - approves the retention of our independent auditors to perform any proposed permissible non-audit services;
     -    reviews  our  financial  statements;
     -    reviews  our  critical  accounting  policies  and  estimates;
     -    oversees  our  internal  audit  function;  and
     - discusses with management and the independent auditors the results of the annual audit and the review of our quarterly financial statements.

     The current members of our audit committee are Messrs. Chase, who is the committee chair, and Ivins and Cravey. Mr. Chase is our audit committee financial expert and is independent under the listing standards of the American Stock Exchange. During 2003 and the current fiscal year, the audit committee had 4 and 2 meetings, respectively, and the members attended all meetings.

     The Board has adopted a written charter for the Audit Committee, which is available on the Company's web site and was filed as an exhibit to the Company's Information Statement filed with the SEC in 2003.

     COMPENSATION COMMITTEE

     The duties of our compensation committee include:

     - reviewing and recommending policy relating to compensation and benefits of our officers and employees;

     - reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer and other senior officers;
     - evaluating the performance of these officers in light of those goals and objectives; and
     -    setting compensation of these officers based on such evaluations.

     The compensation committee attempts to structure executive compensation to align management with shareholder interests. The key components of compensation involve base salary, bonus and stock options, with an emphasis on long-term, at risk compensation. In reviewing the amount of compensation paid to executive officers, the compensation committee reviews peer companies, including CompuCom and Pomeroy Computer, as an established medium for determining market compensation. The committee reviews this peer group in determining base salary, bonuses and total cash compensation for all of its executive officers. During the 2003 fiscal year, we did not consider specific goals and objectives to determine the compensation for our chief executive officer. The compensation committee has established specific goals and objectives in determining the compensation of our chief executive officer for fiscal 2004. These goals and objectives contemplate that the base salary will remain the same in fiscal 2004, but a bonus up to 125% of our chief executive officer's base salary will be paid relating to the amount of funding we obtain during the fiscal year and the number of mergers and acquisitions we successfully complete and close during the fiscal year. During January 2005, the compensation committee will meet and review the goals and objectives established for our chief executive officer and determine if the contemplated goals and objectives were met and the amount of additional compensation to be awarded to our chief executive officer.

     The compensation committee also administers the issuance of stock options and other awards under our stock incentive plans. The current members of our compensation committee are Messrs. Ivins, who is the committee chair, and Mr. Chase. During 2003 and the current fiscal year, the Compensation Committee had 4 and 2 meetings, respectively, and both members attended each meeting.

     The Board has adopted a written charter for the Compensation Committee, which is available on the Company's web site.

DIRECTOR COMPENSATION

     Directors who are also employees do not receive any compensation for serving as directors. All directors are reimbursed for ordinary and necessary expenses incurred in attending any meeting of the board of directors or any board committee or otherwise incurred in their capacities as directors.

     Mr. Ivins receives $4,500 per quarter for his services as chairman of our compensation committee, and $1,500 per quarter for services as a member of our audit committee. Mr. Ivins also receives the reimbursement of expenses for his services as a director, and $200 per board meeting attended. Mr. Chase receives $4,500 per quarter for his services as chairman of our audit committee, and $1,500 per quarter for services as a member of our compensation committee. Mr. Cravey receives $1,500 per quarter for his services as a member of our audit committee and $200 per board meeting attended. Upon joining our board in April 2003, Mr. Chase received an option to purchase 250,000 shares of our stock at an exercise price of $.50 per share expiring in April 2007. In April 2003, in connection with his board services, Mr. Ivins received an option to purchase 100,000 shares of our stock at an exercise price of $.50 per share expiring in March 2008. Upon joining our board in March 2004, Mr. Cravey received an option to purchase 50,000 shares of our common stock at an exercise price of $2.75 per share expiring March 2008.

COMMUNICATIONS WITH THE BOARD

     The Board has adopted the following policy for the shareholders who wish to communicate any concern directly with the Board. Shareholders may mail or deliver their communication to the Company's principal executive offices, addressed as follows:

                    Addressee (*)
                    c/o Secretary
                    eLinear, Inc.
                    2901 West Sam Houston Parkway North
                    Suite E-300
                    Houston, Texas 77043

* Addressees: Board of Directors; Audit Committee of the Board of Directors; Compensation Committee of the Board of Directors; name of the individual director.

                     APPROVAL OF THE 2004 STOCK OPTION PLAN
                               (RESOLUTION NO. 2)

     Our Board of Directors approved and adopted the 2004 Stock Option Plan (the "Plan"), which allows for the issuance of up to 2,000,000 stock options to directors, executive officers, employees and consultants of the Company who are contributing to our success. The Plan was approved by shareholders on October 14, 2004. As of October 14, 2004, there were no incentive stock options nor nonqualified stock options granted pursuant to the Plan.

     The purposes of the Plan are to advance the best interest of our shareholders and to attract, retain and motivate key employees and persons affiliated with us, and provide such persons with additional incentive to further the business, promote the long-term financial success and increase shareholder value by increasing their proprietary interest in our success. The Board of Directors believes the Plan will fulfill these purposes and that the availability of equity incentives under the Plan will be a significant factor in our ability to attract and retain key management personnel who share primary responsibility for our management and growth.

     The following is a summary of the principal features of the Plan, and does not purport to be a complete description of the Plan. A complete copy of the Plan is attached as Exhibit A.

     Eligibility. The Plan is open to key employees, officers, directors and consultants of the company and its affiliates. As of October 14, 2004, approximately 77 employees were eligible for participation in the Plan.

     Changes in the Company's Capital Structure. The Plan will not affect our right to authorize adjustments, recapitalizations, reorganizations or other changes in our capital structure. In the event of an adjustment, recapitalization or reorganization, the award shall be adjusted accordingly. In the event of a merger, consolidation or liquidation, the eligible person will be eligible to receive a like number of shares of stock in the new entity that he or she would have been entitled to if, immediately prior to the merger, he or she had exercised his or her option. In the event of a merger, consolidation or liquidation, all outstanding options may be canceled by the Board of Directors upon written notice to the eligible person and by granting a period in which the options may be exercised.

     Options and Option price. We may grant incentive or nonqualified stock options. The exercise price of incentive options shall not be less than the fair market value on the date of grant. The exercise price for incentive options for 10% or more shareholders shall be not less than 110% of fair market value. The exercise price of nonqualified options shall be determined by the Board.

     Duration. No option may be exercisable after the period of ten years. In the case of a 10% or more shareholder, no incentive option may be exercisable after the expiration of five years.

     Amount exercisable. In the event an eligible person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered nonqualified stock options.

     Exercise of Options. Options may be exercised by written notice to the Compensation Committee with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the company for an amount equal to the option price of the shares; or, if approved in advance by the Compensation Committee (b) stock at its fair market value on the date of exercise; (c) an election to make a cashless exercise through a registered broker-dealer; (d) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price; or (e) any other form of payment which is acceptable to the Compensation Committee.

     Stock appreciation rights or SARs. SARs may be included in each option granted under the Plan. A SAR permits the recipient to surrender that option, or a portion of the part which is exercisable, and receive in exchange an amount equal to the excess of the fair market value of the stock covered by the option, over the exercise price of the stock.

     Termination of Options or SARs. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate three months after an employee's severance of employment with the company other than by death or disability. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death or disability of the eligible person.

     Restricted Stock Awards. The Board may issue shares of stock to an eligible person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the eligible person or for payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge, or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The Board shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

     Amendment or Termination of the Plan. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that no amendment that would increase the number of shares of stock that may be issued under the Plan, or withdraw the administration of the Plan from the Board or Compensation Committee, shall be made without the approval of our shareholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

     Federal Tax Consequences. The following is a brief summary of the tax consequences of the grant and exercise of stock options under the federal income tax laws. This summary does not, among other things, purport to describe state or local tax consequences or to describe all federal income tax consequences.

     Incentive Stock Options and Nonqualified Options. Recipients of incentive options generally are not subject to income tax at the time the option is granted or exercised. However, upon the exercise of any incentive option, any excess of the fair market value of shares received over the exercise price may be subject to the alternative minimum tax. Upon disposition of any shares obtained through the exercise of an incentive option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the aggregate exercise price, provided that the participant has held the shares for at least one year from the date the incentive option was exercised and at least two years from the date the incentive option was granted. If the participant disposes of the shares within that time period (a "Disqualifying Disposition"), the participant will recognize ordinary income to the extent of the difference between the exercise price and the lesser of the fair market value on the date the incentive option is exercised or the amount realized on the Disqualifying Disposition. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period the shares were held by the participant. We are not entitled to any tax deduction upon either the exercise of any incentive option or upon any subsequent disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income pursuant to a Disqualifying Disposition.

     A participant receiving nonqualified options does not generally recognize income at the time the option is granted. However, when the option is exercised, the participant will recognize ordinary income equal to the difference between the fair market value of the shares on the exercise date and the exercise price. We receive a tax deduction equal to the amount of ordinary income recognized by the participant. The participant's basis in the shares is equal to the exercise price plus any recognized ordinary income.

NEW PLAN BENEFITS

     Grants and awards under the Plan, which may be made to Company executive officers, directors and other employees, are not presently determinable. Such grants and awards will be made at the discretion of the compensation committee or the board of directors in accordance with the compensation policies of the compensation committee.

     On October 11, 2004, the last sales price of our common stock as reported by the American Stock Exchange was $1.04.

EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about the Company's common stock that may be issued upon the exercise of options under its 2000 Stock Option Plan and 2003 Stock Option Plan as of December 31, 2003, which has been approved by the Company's shareholders, and under compensation arrangements that were not approved by the Company's shareholders.

                                                                           Number of Securities
                                                                         Remaining Available for
                         Number of Securities                             Future Issuance Under
                          To be Issued Upon         Weighted Average       Equity Compensation
                       Exercise of Outstanding     Exercise Price of         Plans (Excluding
                        Options, Warrants and     Outstanding Options,          Securities
                                Rights            Warrants and Rights     Reflected in Column A)
Plan Category                    (A)                      (B)                      (C)
-------------                    ---                      ---                      ---
Equity Compensation
Plans Approved by
Security Holders                       841,850   $                 0.90                 1,694,950
Equity Compensation
Plans Not Approved by
Security Holders                  1,148,333 (1)  $                 5.20                       N/A
                       --------------------------------------------------------------------------
    Total                            1,990,183   $                 3.38                 1,694,950
                       ==========================================================================

(1)  Includes  options  to  purchase 93,333 shares of common stock at $39.38 per share, 75,000 shares of common stock at $3.00 per share, 375,000 shares of common stock at $2.90 per share, 405,000 shares of common stock at $2.18 per share and 200,000 shares of common stock at $0.50 per share.  These  options  have  expiration  dates  from  2005  through  2013.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                               (RESOLUTION NO. 3)

     On October 12, 2004, the audit committee recommended, and the Board of Directors approved, the termination of Malone & Bailey PLLC and the retention of the services of Lopez, Blevins, Bork & Associates, LLP ("LBB") as independent public accountants to audit our consolidated financial statements for the year ended December 31, 2004. On October 14, 2004, the majority shareholders voted to ratify the appointment of LBB as independent auditors for the Company for the fiscal year ending December 31, 2004. The engagement of LBB for audit services has been approved by the Board of Directors.

Audit Fees

     The aggregate fees billed by Malone & Bailey PLLC for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2003, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were, $32,400. The fees billed by Malone & Bailey for professional services rendered for the audit of NewBridge Technologies, Inc. annual financial statements for the fiscal year ended December 31, 2002, were $6,000.

     The aggregate fees billed by Gerald R. Hendricks & Company, P.C. ("Hendricks") for professional services rendered for the audit of our annual financial statements for the fiscal year ended December 31, 2002, and for the reviews of the financial statements included in our quarterly reports on Form 10-QSB for that fiscal year were $18,818. The fees billed by Hendricks for professional services rendered for the audit of NetView Technologies, Inc. annual financial statements for the fiscal year ended December 31, 2002, were $17,123.

Financial Information Systems Design and Implementation Fees

     Neither Malone & Bailey nor Hendricks rendered professional services to us for information technology services relating to financial information systems design and implementation for the fiscal years ended December 31, 2003 and 2002.

All Other Fees

     Other than the services described above under "Audit Fees," for the fiscal year ended December 31, 2003 and 2002, neither Malone & Bailey nor Hendricks received any other fees.

Audit Committee Pre-Approval Policies and Procedures

     The 2003 and 2002 audit services provided by Malone & Bailey and Hendricks were approved by the Audit Committee. The Audit Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approved both the type of services to be provided by the Company's independent accountants and the estimated fees related to these services. During the approval process, the Audit Committee considered the impact of the types of services and related fees on the independence of the auditor. These services and fees were deemed compatible with the maintenance of the auditor's independence, including compliance with the SEC rules and regulations.

     Throughout the year, the Audit Committee reviews revisions to the estimates of audit and non-audit fees initially approved.

Change in Independent Accountant

     As previously discussed, on October 12, 2004, our Board of Directors approved the dismissal of Malone & Bailey PLLC and Malone & Bailey was dismissed as our independent public accounts. On October 12, 2004, our Board of Directors approved the retention of Lopez, Blevins, Bork &

Associates, LLP and Lopez, Blevins, Bork and Associates was retained as independent public accountants to audit our consolidated financial statements for the year ending December 31, 2004.

     Malone & Bailey's audit report on eLinear's consolidated financial statements as of December 31, 2003 and for the year then ended did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles. During the most recent fiscal year ended December 31, 2003, and in the subsequent interim periods through the date of dismissal, there were no disagreements with Malone & Bailey on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey would have caused Malone & Bailey to make reference to the matter of the disagreements in connection with their report on the Company's consolidated financial statements for such year; and there were no reportable events defined in Item 304 (a) (1) (iv) of Regulation S-B.


     On September 2, 2003, we received and accepted the resignation of Hendricks as our independent public accountants. We subsequently retained the services of Malone & Bailey PLLC as independent public accountants to audit our consolidated financial statements for the year ending December 31, 2003. Hendrick's report on the Company's consolidated financial statements for the fiscal year ended December 31, 2002, did not contain an adverse opinion or disclaimer or opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Hendricks did not issue a report on the Company's consolidated financial statements for the fiscal year ended December 31, 2001, as a prior independent public accountant issued such report. During the year ended December 31, 2002, and through the date hereof, there were not disagreements with Hendricks on an any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Hendrick's satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the Company's consolidated financial statements for such year; and there were no reportable events defined in Item 304 (a) (1) (iv) of Regulation S-B.

                             AUDIT COMMITTEE REPORT

     In accordance with its written charter adopted by the Board of Directors the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the company. The Audit Committee recommends to the Board of Directors, subject to shareholder approval, the selection of the company's independent accountants. The Audit Committee for the fiscal year ended December 31, 2003 was comprised of Messrs. J. Leonard Ivins, Carl A. Chase and Ryan Cravey. Messrs. Chase and Cravey are independent directors as defined by the American Stock Exchange listing standards.

     Management is responsible for the company's internal controls. Malone & Bailey was responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee has general oversight responsibility with respect to financial reporting, and reviews the results and scope of the audit and other services provided by Malone & Bailey.

     The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and Malone & Bailey, nor can the Audit Committee certify that Malone & Bailey is "independent" under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee members in business, financial and accounting matters.

     In this context, the Audit Committee has met and held discussions with management and Malone & Bailey. Management represented to the Audit Committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Malone & Bailey. The Audit Committee discussed with Malone & Bailey matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     Malone & Bailey also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1
(Independence Discussions with Audit Committees) and the Audit Committee discussed with Malone & Bailey their independence.

     Based upon the Audit Committee's discussion with management and Malone & Bailey, and the Audit Committee's review of the representations of management and the report of Malone & Bailey to the Audit Committee, the Audit Committee recommended that the Board of Directors include the company's audited consolidated financial statements in the eLinear, Inc. Annual Report on Form 10-KSB for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

     Additionally, the audit committee recommended to the Board of Directors, and the Board of Directors accepted such recommendation, that the Company retain the services of Lopez, Blevins, Bork & Associates, LLP to serve as our independent auditors in place of Malone & Bailey for the fiscal year ended December 31, 2004.

Submitted by the Audit Committee of the Board of Directors of eLinear, Inc.:

/s/ Carl A. Chase, Chairman of the Audit Committee

                EXECUTIVE OFFICER, COMPENSATION AND RELATED ITEMS

     Our Executive officers are as follows:

---------------------------------------------
Name            Age        Office Held
--------------  ---  ------------------------
Kevan M. Casey   32  Chief Executive Officer
--------------  ---  ------------------------
Michael Lewis    42  President
--------------  ---  ------------------------
Ramzi Nassar     33  Chief Operating Officer
--------------  ---  ------------------------
Tommy Allen      40  Executive Vice President
---------------------------------------------

     Michael Lewis has served as our executive vice president of sales and operations since May 25, 2004, and became our president in August 2004]. Mr. Lewis has more than 19 years experience in the technology systems integration industry. Mr. Lewis served as president of LIBAC Corporation, a start-up software company targeted at the financial printing industry from May 2002 to May 2004. Prior to LIBAC from December 2001 to August 2002, he was chief operating officer for UnBound Technologies, a wireless technology company which Mr. Lewis helped develop from start-up through a business integration with Sprint PCS. Mr. Lewis served as senior vice president and general manager for Computer Tech, a Houston-based integrator, from November 1996 to March 2002.

     Ramzi M. Nassar has served as our chief operating officer since January 2004. From June 2003 until joining eLinear, Mr. Nassar worked with De Bellas & Co., where he was involved in the firm's merger and acquisition projects and valuation engagements. From July 2002 until October 2003, Mr. Nassar worked at CIBC World Markets and from July 1999 until May 2001, Mr. Nassar worked at Morgan Stanley, each in their M&A groups. From 1993 until 1997, Mr. Nassar worked in various capacities with Computer Sciences Corporation in the consulting and systems integration division. Mr. Nassar is a graduate of Rice University with a double major in Economics and Managerial Studies, and Mr. Nassar earned an MBA from the MIT Sloan School of Management.

Biographical information for Messrs. Casey and Allen is set forth elsewhere in this Information Statement.

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table provides information about the compensation received during the last three fiscal years by the two individuals who served as our Chief Executive Officer during those periods. During the fiscal year ended December 31, 2003, Mr. Ludwig served as our Chief Executive Officer until his resignation in May 2003, after which Mr. Casey served as our Chief Executive Officer. These individuals are referred to as our "named executive officers" in this information statement. None of our other employees received greater than $100,000 in salary and bonus during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                               LONG TERM
                                                             COMPENSATION
                                 ANNUAL COMPENSATION            AWARDS
-----------------------------------------------------------------------------
                                                       Securities Underlying
Name and                         Salary      Bonus       Options / SARs (#)
Principal Position       Year     ($)         ($)
-----------------------  ----  ----------  ----------  ----------------------
Kevan M. Casey,
Chief Executive Officer  2003  70,154 (1)  24,000 (2)                 100,000
-----------------------  ----  ----------  ----------  ----------------------

-----------------------  ----  ----------  ----------  ----------------------
Jon V. Ludwig,
Chief Executive Officer  2003  42,138 (3)         --                  125,000
-----------------------  ----  ----------  ----------  ----------------------
                         2002     99,600          --                       --
-----------------------  ----  ----------  ----------  ----------------------
                         2001     85,326          --                  200,000
-----------------------------------------------------------------------------

     (1) Mr. Casey joined eLinear in April 2003. This amount includes all compensation paid to Mr. Casey since April 2003.
     (2)  Includes $9,000 for a $1,000 per month auto and home office allowance.
     (3) Represents compensation paid to Mr. Ludwig from January 1, 2003 until his resignation in May 2003.

Option Issuances

          The following table sets forth information concerning individual grants of stock options made during our last fiscal year to our named executive officers. No stock appreciation rights were issued during the fiscal year.

                           OPTION GRANTS IN LAST FISCAL YEAR
                                  (Individual Grants)

---------------------------------------------------------------------------------------
                      Number
                   of Securities      Percent of Total
                Underlying Options   Options Granted to
                      Granted           Employees in         Exercise or     Expiration
Name                    (#)              Fiscal Year      Base Price ($/Sh)     Date
--------------  -------------------  -------------------  -----------------  ----------
Kevan M. Casey              100,000                 7.3%               0.50     4/16/07
--------------  -------------------  -------------------  -----------------  ----------
Jon V. Ludwig               100,000                 7.3%               0.50     3/31/08
--------------  -------------------  -------------------  -----------------  ----------
Jon V. Ludwig                25,000                 1.8%               0.45     3/31/08
---------------------------------------------------------------------------------------

     In April 2003, we issued Mr. Allen an option to purchase 100,000 shares of our common stock at an exercise price of $0.50 per share, expiring in April 2007. In January 2004, we issued Mr. Nassar an option to purchase 460,000 shares of our common stock at an exercise price of $2.00 per share, expiring in January 2009, which vests over a period of four years.

                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                  AND FY-END OPTION VALUES

                 Shares
                Acquired                Number of Unexercised        Value of Unexercised
                   on        Value   Securities Underlying Options       In-the-Money
                Exercise   Realized           at FY-End                Options at FY-End
    Name           (#)        ($)                (#)                        ($) (1)
--------------------------------------------------------------------------------------------

                                      Exercisable  Unexercisable  Exercisable  Unexercisable
                                      -----------  -------------  -----------  -------------

Kevan M. Casey         --         --      100,000             --      151,000             --

Jon V. Ludwig          --         --      425,000             --      190,000             --

(1) The closing price of our common stock as of the end of our fiscal year ended December 31, 2003 was $2.01 per share.

             EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS

     We have entered into identical employment agreements with Messrs. Casey and Allen. Under the terms of the agreements, they are to receive as compensation a monthly salary of $8,000, a quarterly retention bonus of $3,000, and additional monthly compensation to cover auto expenses and the cost of a home office totaling $1,000 per month. The amount of the quarterly retention bonus was subsequently raised to $5,000. The agreements are terminable with 14 days written notice with no additional compensation due upon termination.

     In January 2004, we entered into a two year agreement with Mr. Nassar. Under the terms of the agreement, Mr. Nassar will receive monthly compensation of $8,000, a quarterly bonus of $5,000, a home office and car allowance of $1,000 per month, and a to be determined annual performance bonus. Mr. Nassar also received a five-year employee option to purchase 460,000 shares of our common stock at an exercise price of $2.00 per share. The vesting schedule for the shares is 25% upon the one-year anniversary of the agreement and 25% each subsequent year thereafter, provided that no vesting can occur unless Mr. Nassar is employed on the respective vesting date. However, if we terminate Mr. Nassar during the two year term for any reason other than for cause, the options due Mr. Nassar will be prorated in relation to the date of Mr. Nassar's employment termination and the prorated amount will vest immediately. If we undergo a change of control, all of Mr. Nassar's options will vest immediately. If we terminate Mr. Nassar for any reason other than cause, we have agreed to pay Mr. Nassar the lesser of six months salary or the salary due Mr. Nassar through the end of the two-year term.

                              CERTAIN TRANSACTIONS

     At December 31, 2003, notes payable and accrued liabilities due to two of our officers totaled $252,039. The two notes earned interest at 7% per annum, were due July 1, 2004 and had a principal balances due of $81,303 and $134,400, respectively. Additionally, there was accrued liabilities totaling $36,336 of which $31,336 was accrued interest on these notes. These notes and accrued liabilities were retired during the first quarter of fiscal 2004.

     Mr. Ivins, a director of the Company, has an agreement with the Company whereby he earns $2,850 per month for services provided as a director and as a member of certain committees of the Board of Directors of the Company. Mr. Ivins is also paid $200 for each meeting of the Board of Directors that he attends in person. In addition to the foregoing, Mr. Ivins was granted 100,000 non-qualified stock options at an exercise price of $0.50 per share expiring March 31, 2008, and the extension of expiration dates of previously issued options to March 31, 2008 and December 29, 2010. During the twelve months ended December 31, 2003, Mr. Ivins earned approximately $20,115 pursuant to this agreement. The original termination date of this agreement was January 15, 2004, but was extended by the Board of Directors to January 15, 2005.

                    WHERE YOU CAN FIND ADDITIONAL INFORMATION

     We are subject to the informational requirements of the Exchange Act, and in accordance therewith file reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by us can be inspected and copied at the public reference facilities at the SEC's office at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. Copies of such material can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates or by calling the SEC at 1-800-SEC-0330. Such material may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

                                   CONCLUSION

     As a matter of regulatory compliance, we are sending you this Information Statement which describes the three resolutions which were approved by shareholders on October 14, 2004. Your consent is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.


                                   FOR THE BOARD OF DIRECTORS OF
                                   eLINEAR, INC.

                                   //s//     Tommy Allen

                                   Tommy Allen, Secretary

                                    EXHIBIT A


                                  ELINEAR, INC.
                             2004 STOCK OPTION PLAN

                                ARTICLE I - PLAN

     1.1     PURPOSE.  This  Plan  is  a  plan  for  key  employees,  officers,
             --------
directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

     1.2     RULE  16B-3  PLAN.  The  Company  is  subject  to  the  reporting
             -----------------
requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

     1.3     EFFECTIVE  DATE OF PLAN.   The Plan shall be effective November 10,
             -----------------------
2004 (the "Effective Date"), provided that the Plan shall have been approved by at least a majority vote of stockholders voting in person or by proxy at a duly held stockholders' meeting within one year of such date. No Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

ARTICLE II - DEFINITIONS
------------------------

     The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

     2.1 "Affiliate" means any subsidiary corporation. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     2.2     "Award"  means  each  of  the  following  granted  under this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, or Restricted Stock Award.

     2.3     "Board  of  Directors" means the board of directors of the Company.

     2.4     "Code"  means  the  Internal  Revenue  Code  of  1986,  as amended.

     2.5 "Committee" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors or the entire Board of Directors. It is intended that the Committee shall be comprised solely of at least two members who are both Non-Employee Directors and Outside Directors; provided, however, that until such time as two such Directors are available to serve in such roles, the failure to meet this requirement shall not effect the validity of any grants under this Plan.

     2.6     "Company"  means  eLinear,  Inc.,  a  Delaware  corporation.

     2.7 "Consultant" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

     2.8 "Non-Employee Director" means that term as defined in Rule 16b-3 under the 1934 Act.

     2.9 "Eligible Persons" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

     2.10 "Employee" means a person employed by the Company or any Affiliate to whom an Award is granted.

     2.11 "Fair Market Value" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ; or (c) if the Stock is not listed on the NASDAQ, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

     2.12 "Incentive Option" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

     2.13 "Nonqualified Option" means an option to purchase Stock granted under this Plan other than an Incentive Option.

     2.14 "Option" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

     2.15 "Option Agreement" means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

     2.16 "Outside Director" shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

     2.17 "Plan" means the eLinear, Inc. 2004 Stock Option Plan, as set out in this document and as it may be amended from time to time.

     2.18     "Plan  Year"  means  the  Company's  fiscal  year.

     2.19 "Restricted Stock" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

     2.20 "Restricted Stock Agreement" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to this Plan.

     2.21     "Restricted  Stock  Award"  means  an  Award  of Restricted Stock.

     2.22 "Restricted Stock Purchase Price" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

      2.23 "Stock" means the common stock of the Company, $.02 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

     2.24 "Stock Appreciation Right" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

     2.25 "10% Stockholder" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                            ARTICLE III - ELIGIBILITY

     The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

               ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

     4.1     AUTHORITY  TO  GRANT  AWARDS.   The  Committee  may  grant to those
             -----------------------------
Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

     4.2     DEDICATED  SHARES.   The  total  number  of  shares  of  Stock with
             ------------------
respect to which Awards may be granted under the Plan shall be 2,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

     4.3     NON-TRANSFERABILITY.  Awards  shall  not  be  transferable  by  the
             -------------------
Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

     4.4     REQUIREMENTS  OF LAW.  The Company shall not be required to sell or
             --------------------
issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

     4.5     CHANGES  IN  THE  COMPANY'S  CAPITAL  STRUCTURE.
             ------------------------------------------------

     (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

     (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan (each of the foregoing referred to as a "Corporate Transaction"):

     (i) Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate, as described above, if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the "Successor Corporation") or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate
Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

     (ii) All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the Corporate Transaction and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

     (c) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

     (d) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

     4.6     ELECTION UNDER SECTION 83(B) OF THE CODE.  No Eligible Person shall
             ----------------------------------------
exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Eligible Person doing so shall forfeit all Awards issued to him under this Plan.

                ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

     5.1     TYPE  OF  OPTION.  The Committee shall specify at the time of grant
             ----------------
whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

     5.2     OPTION  PRICE.  The  price at which Stock may be purchased under an
             -------------
Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

     5.3     DURATION  OF  OPTIONS  AND  SARS.  No  Option  or  SAR  shall  be
             --------------------------------
exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five (5) years from the date the Incentive Option is granted.

     5.4     AMOUNT  EXERCISABLE  --  INCENTIVE  OPTIONS.   Each  Option  may be
             --------------------------------------------
exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive
Options  shall  be  taken  into account in the order in which they were granted.

     5.5     EXERCISE  OF  OPTIONS.  Each  Option  shall  be  exercised  by  the
             ---------------------
delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

     (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

     (b) stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

     (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

     (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

     (e)     any  other  form  of  payment which is acceptable to the Committee.

     As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

     Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

     5.6     STOCK  APPRECIATION RIGHTS.  All Eligible Persons shall be eligible
             --------------------------
to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

     5.7     STOCK  APPRECIATION  RIGHTS  IN  TANDEM  WITH  OPTIONS.  Stock
             ------------------------------------------------------
Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock
Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

     5.8     CONDITIONS  OF  STOCK  APPRECIATION RIGHTS.  All Stock Appreciation
             ------------------------------------------
Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

     5.9     PAYMENT  OF  STOCK  APPRECIATION  RIGHTS.  The amount of payment to
             ----------------------------------------
which  the  Eligible  Person
who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

     5.10     EXERCISE  ON  TERMINATION  OF  EMPLOYMENT.  Unless it is expressly
              -----------------------------------------
provided otherwise in the Option or SAR agreement, Options and SAR's granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time.

     5.11     DEATH.  If,  before  the  expiration  of  an  Option  or  SAR, the
              -----
Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

     5.12     RETIREMENT.  Unless  it  is  expressly  provided  otherwise in the
              ----------
Option or SAR Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or six months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

     5.13     DISABILITY.  If,  before  the  expiration of an Option or SAR, the
              ----------
Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

     5.14     SUBSTITUTION OPTIONS.  Options may be granted under this Plan from
              --------------------
time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

     5.15     NO  RIGHTS  AS  STOCKHOLDER.  No  Eligible  Person  shall have any
              ---------------------------
rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

                              ARTICLE VI - AWARDS

     6.1     RESTRICTED  STOCK  AWARDS.  The Committee may issue shares of Stock
             --------------------------
to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period oftime specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

     6.2     RESTRICTIONS.  Restricted  Stock  shall be subject to the terms and
             ------------
conditions as determined by the Committee, including without limitation, any or all of the following:

     (a) a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse
(i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

     (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

     (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

     (d) unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

     6.3     STOCK CERTIFICATE.   Shares of Restricted Stock shall be registered
             ------------------
in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

     "The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the eLinear, Inc., 2004 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company."

     6.4     RIGHTS  AS STOCKHOLDER.  Subject to the terms and conditions of the
             ----------------------
Plan and unless otherwise provided in the Restricted Stock Award agreement, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

     6.5     LAPSE  OF RESTRICTIONS.  At the end of the time period during which
             ----------------------
any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

     6.6     RESTRICTION  PERIOD.  No  Restricted  Stock  Award  may provide for
             -------------------
restrictions continuing beyond ten (10) years from the date of grant.

                          ARTICLE VII - ADMINISTRATION

     The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

     (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

     (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

     (c) determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

     (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

     (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

     (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

     (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

     The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

                ARTICLE VIII - AMENDMENT OR TERMINATION OF PLAN

     The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

                           ARTICLE IX - MISCELLANEOUS

     9.1     NO  ESTABLISHMENT OF A TRUST FUND.   No property shall be set aside
             ---------------------------------
nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

     9.2     NO  EMPLOYMENT  OBLIGATION.  The  granting  of  any Option or Award
             --------------------------
shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

     9.3     FORFEITURE.  Notwithstanding  any other provisions of this Plan, if
             ----------
the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

     The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

     9.4     TAX WITHHOLDING.  The Company or any Affiliate shall be entitled to
             ----------------
deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, or lapse of restrictions on Restricted Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

     9.5     WRITTEN  AGREEMENT.  Each  Option  and Award shall be embodied in a
             -------------------
written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

     9.6     INDEMNIFICATION  OF THE COMMITTEE AND THE BOARD OF DIRECTORS.  With
             ------------------------------------------------------------
respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

     9.7     GENDER.  If  the context requires, words of one gender when used in
             ------
this Plan shall include the others and words used in the singular or plural shall include the other.

     9.8     HEADINGS.  Headings  of  Articles  and  Sections  are  included for
             --------
convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

     9.9     OTHER  COMPENSATION  PLANS.  The  adoption  of  this Plan shall not
             --------------------------
affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

     9.10     OTHER  OPTIONS  OR  AWARDS.  The grant of an Option or Award shall
              --------------------------
not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

     9.11     GOVERNING  LAW.  The  provisions  of this Plan shall be construed,
              --------------
administered, and governed under the laws of the State of Delaware.